AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2023	2022	Change	2023	2022	Change
Operating Revenues
Service	$25,112	$24,731	1.5%	$74,579	$72,998	2.2%
Equipment	5,238	5,312	(1.4)%	15,827	16,400	(3.5)%
Total Operating Revenues	30,350	30,043	1.0%	90,406	89,398	1.1%

Operating Expenses
Cost of revenues
Equipment	5,219	5,440	(4.1)%	15,933	17,010	(6.3)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,835	6,761	1.1%	20,279	20,267	0.1%
Selling, general and administrative	7,205	7,202	—%	21,389	21,445	(0.3)%
Asset impairments and abandonments and restructuring	604	114	—%	604	745	(18.9)%
Depreciation and amortization	4,705	4,514	4.2%	14,011	13,426	4.4%
Total Operating Expenses	24,568	24,031	2.2%	72,216	72,893	(0.9)%
Operating Income	5,782	6,012	(3.8)%	18,190	16,505	10.2%
Interest Expense	1,662	1,420	17.0%	4,978	4,548	9.5%
Equity in Net Income of Affiliates	420	392	7.1%	1,338	1,417	(5.6)%
Other Income (Expense) — Net	440	2,270	(80.6)%	2,362	6,729	(64.9)%
Income from Continuing Operations Before Income Taxes	4,980	7,254	(31.3)%	16,912	20,103	(15.9)%
Income tax expense on continuing operations	1,154	908	27.1%	3,871	3,857	0.4%
Income From Continuing Operations	3,826	6,346	(39.7)%	13,041	16,246	(19.7)%
Income (loss) from discontinued operations, net of tax	—	53	—%	—	(146)	—%
Net Income	3,826	6,399	(40.2)%	13,041	16,100	(19.0)%
Less: Net Income Attributable to Noncontrolling Interest	(331)	(373)	11.3%	(829)	(1,107)	25.1%
Net Income Attributable to AT&T	$3,495	$6,026	(42.0)%	$12,212	$14,993	(18.5)%
Less: Preferred Stock Dividends	(51)	(49)	(4.1)%	(155)	(149)	(4.0)%
Net Income Attributable to Common Stock	$3,444	$5,977	(42.4)%	$12,057	$14,844	(18.8)%

Basic Earnings (Loss) Per Share Attributable to Common Stock
From continuing operations	$0.48	$0.82	(41.5)%	$1.67	$2.08	(19.7)%
From discontinued operations	$—	$0.01	—%	$—	$(0.02)	—%
	$0.48	$0.83	(42.2)%	$1.67	$2.06	(18.9)%
Weighted Average Common Shares Outstanding (000,000)	7,185	7,153	0.4%	7,178	7,169	0.1%
Diluted Earnings (Loss) Per Share Attributable to Common Stock
From continuing operations	$0.48	$0.79	(39.2)%	$1.67	$2.03	(17.7)%
From discontinued operations	$—	$0.01	—%	$—	$(0.02)	—%
	$0.48	$0.80	(40.0)%	$1.67	$2.01	(16.9)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,185	7,647	(6.0)%	7,280	7,605	(4.3)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2023	2022
Assets
Current Assets
Cash and cash equivalents	$7,540	$3,701
Accounts receivable – net of related allowances for credit loss of $484 and $588	8,962	11,466
Inventories	2,520	3,123
Prepaid and other current assets	16,598	14,818
Total current assets	35,620	33,108
Property, Plant and Equipment – Net	128,496	127,445
Goodwill – Net	67,854	67,895
Licenses – Net	127,113	124,092
Other Intangible Assets – Net	5,332	5,354
Investments in and Advances to Equity Affiliates	1,847	3,533
Operating Lease Right-Of-Use Assets	21,001	21,814
Other Assets	19,435	19,612
Total Assets	$406,698	$402,853
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$11,302	$7,467
Note payable to DIRECTV	—	130
Accounts payable and accrued liabilities	34,659	42,644
Advanced billings and customer deposits	3,703	3,918
Dividends payable	2,020	2,014
Total current liabilities	51,684	56,173
Long-Term Debt	126,701	128,423
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,671	57,032
Postemployment benefit obligation	6,494	7,260
Operating lease liabilities	17,730	18,659
Other noncurrent liabilities	25,591	28,849
Total deferred credits and other noncurrent liabilities	108,486	111,800
Redeemable Noncontrolling Interest	1,972	—
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	116,890	123,610
Retained (deficit) earnings	(7,203)	(19,415)
Treasury stock	(16,150)	(17,082)
Accumulated other comprehensive income	2,545	2,766
Noncontrolling interest	14,152	8,957
Total stockholders’ equity	117,855	106,457
Total Liabilities and Stockholders’ Equity	$406,698	$402,853

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2023	2022
Operating Activities
Income from continuing operations	$13,041	$16,246
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	14,011	13,426
Provision for uncollectible accounts	1,409	1,323
Deferred income tax expense	3,163	2,947
Net (gain) loss on investments, net of impairments	335	412
Pension and postretirement benefit expense (credit)	(1,966)	(2,529)
Actuarial and settlement (gain) loss on pension and postretirement benefits - net	(145)	(3,838)
Asset impairments and abandonments and restructuring	604	745
Changes in operating assets and liabilities:
Receivables	1,173	1,021
Other current assets	57	(799)
Accounts payable and other accrued liabilities	(5,062)	(3,261)
Equipment installment receivables and related sales	(56)	906
Deferred customer contract acquisition and fulfillment costs	47	(756)
Postretirement claims and contributions	(715)	(443)
Other - net	1,040	64
Total adjustments	13,895	9,218
Net Cash Provided by Operating Activities from Continuing Operations	26,936	25,464

Investing Activities
Capital expenditures	(13,252)	(15,397)
Acquisitions, net of cash acquired	(923)	(9,959)
Dispositions	66	49
Distributions from DIRECTV in excess of cumulative equity in earnings	1,447	2,205
(Purchases), sales and settlements of securities and investments - net	(1,043)	93
Other - net	(81)	(2)
Net Cash Used in Investing Activities from Continuing Operations	(13,786)	(23,011)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(914)	84
Issuance of other short-term borrowings	5,406	3,955
Repayment of other short-term borrowings	(979)	(16,861)
Issuance of long-term debt	9,633	479
Repayment of long-term debt	(11,889)	(24,412)
Repayment of note payable to DIRECTV	(130)	(1,070)
Payment of vendor financing	(4,736)	(4,237)
Purchase of treasury stock	(190)	(875)
Issuance of treasury stock	3	28
Issuance of preferred interests in subsidiary	7,151	—
Redemption of preferred interests in subsidiary	(5,333)	—
Dividends paid	(6,116)	(7,845)
Other - net	(1,190)	(3,649)
Net Cash Used in Financing Activities from Continuing Operations	(9,284)	(54,403)
Net increase (decrease) in cash and cash equivalents and restricted cash from continuing operations	3,866	(51,950)
Cash flows from Discontinued Operations:
Cash (used in) provided by operating activities	—	(3,754)
Cash provided by (used in) investing activities	—	1,029
Cash provided by (used in) financing activities	—	35,853
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	—	33,128
Net increase (decrease) in cash and cash equivalents and restricted cash	$3,866	$(18,822)
Cash and cash equivalents and restricted cash beginning of year	3,793	21,316
Cash and Cash Equivalents and Restricted Cash End of Period	$7,659	$2,494

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period			Percent
	2023	2022	Change	2023	2022		Change
Capital expenditures
Purchase of property and equipment	$4,601	$5,874	(21.7)%	$13,116	$15,273		(14.1)%
Interest during construction - capital expenditures	46	47	(2.1)%	136	124		9.7%
Total Capital Expenditures	$4,647	$5,921	(21.5)%	$13,252	$15,397		(13.9)%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—		—%
Spectrum acquisitions	241	111	—%	309	9,076		(96.6)%
Interest during construction - spectrum	167	278	(39.9)%	614	883		(30.5)%
Total Acquisitions	$408	$389	4.9%	$923	$9,959		(90.7)%

Cash paid for interest - continuing operations	$2,099	$1,953	7.5%	$5,703	$5,981		(4.6)%

Cash paid for income taxes, net of refunds - continuing operations	$423	$62	—%	$758	$400		89.5%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.8325	$0.8325		—%

End of Period Common Shares Outstanding (000,000)				7,150	7,126		0.3%
Debt Ratio				53.5%	48.8%	470	BP
Total Employees				152,740	169,880		(10.1)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove prior service credits from our historical reporting.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2023	2022	Change	2023	2022	Change
Segment Operating Revenues
Mobility	$20,692	$20,278	2.0%	$61,589	$60,279	2.2%
Business Wireline	5,221	5,668	(7.9)%	15,831	16,903	(6.3)%
Consumer Wireline	3,331	3,185	4.6%	9,821	9,520	3.2%
Total Segment Operating Revenues	29,244	29,131	0.4%	87,241	86,702	0.6%

Segment Operating Income
Mobility	6,763	6,226	8.6%	19,647	17,963	9.4%
Business Wireline	350	621	(43.6)%	1,124	1,750	(35.8)%
Consumer Wireline	160	142	12.7%	422	446	(5.4)%
Total Segment Operating Income	$7,273	$6,989	4.1%	$21,193	$20,159	5.1%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2023	2022	Change
Broadband Connections
Broadband				15,065	15,112	(0.3)%
DSL				231	340	(32.1)%
Total Broadband Connections				15,296	15,452	(1.0)%

Voice Connections
Retail Consumer Switched Access Lines				4,421	5,466	(19.1)%
Consumer VoIP Connections				2,649	3,022	(12.3)%
Total Retail Consumer Voice Connections				7,070	8,488	(16.7)%

	Third Quarter		Percent	Nine-Month Period		Percent
	2023	2022	Change	2023	2022	Change
Broadband Net Additions
Broadband	20	(24)	—%	(10)	38	—%
DSL	(28)	(33)	15.2%	(80)	(90)	11.1%
Total Broadband Net Additions	(8)	(57)	86.0%	(90)	(52)	(73.1)%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Operating Revenues
Service	$15,908	$15,337		3.7%	$47,136	$45,065		4.6%
Equipment	4,784	4,941		(3.2)%	14,453	15,214		(5.0)%
Total Operating Revenues	20,692	20,278		2.0%	61,589	60,279		2.2%

Operating Expenses
Operations and support	11,795	12,010		(1.8)%	35,587	36,198		(1.7)%
Depreciation and amortization	2,134	2,042		4.5%	6,355	6,118		3.9%
Total Operating Expenses	13,929	14,052		(0.9)%	41,942	42,316		(0.9)%
Operating Income	$6,763	$6,226		8.6%	$19,647	$17,963		9.4%

Operating Income Margin	32.7%	30.7%	200	BP	31.9%	29.8%	210	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2023	2022		Change
Mobility Subscribers
Postpaid					86,365	83,614		3.3%
Postpaid phone					70,757	68,969		2.6%
Prepaid					19,391	19,215		0.9%
Reseller					7,101	5,854		21.3%
Connected Devices					122,728	101,995		20.3%
Total Mobility Subscribers[1]					235,585	210,678		11.8%

[1]Wireless subscribers at September 30, 2023 includes an increase of 295 subscribers and connections (206 postpaid, including 74 phone, and 89 connected devices) resulting from our 3G network shutdown.

	Third Quarter			Percent	Nine-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Mobility Net Additions
Postpaid Phone Net Additions	468	708		(33.9)%	1,218	2,212		(44.9)%
Total Phone Net Additions	494	816		(39.5)%	1,407	2,629		(46.5)%

Postpaid	550	964		(42.9)%	1,556	2,987		(47.9)%
Prepaid	56	141		(60.3)%	263	488		(46.1)%
Reseller	401	308		30.2%	941	312		—%
Connected Devices	5,547	5,716		(3.0)%	15,133	15,476		(2.2)%
Total Mobility Net Additions	6,554	7,129		(8.1)%	17,893	19,263		(7.1)%

Postpaid Churn	0.95%	1.01%	(6)	BP	0.97%	0.96%		1 BP
Postpaid Phone-Only Churn	0.79%	0.84%	(5)	BP	0.80%	0.79%		1 BP

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, as well as traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2023	2022	Change	2023	2022	Change
Operating Revenues
Service	$5,087	$5,524	(7.9)%	$15,401	$16,418	(6.2)%
Equipment	134	144	(6.9)%	430	485	(11.3)%
Total Operating Revenues	5,221	5,668	(7.9)%	15,831	16,903	(6.3)%

Operating Expenses
Operations and support	3,526	3,705	(4.8)%	10,699	11,199	(4.5)%
Depreciation and amortization	1,345	1,342	0.2%	4,008	3,954	1.4%
Total Operating Expenses	4,871	5,047	(3.5)%	14,707	15,153	(2.9)%
Operating Income	$350	$621	(43.6)%	$1,124	$1,750	(35.8)%

Operating Income Margin	6.7%	11.0%	(430)	BP	7.1%	10.4%	(330)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide our multi-gig services to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2023	2022	Change	2023	2022	Change
Operating Revenues
Broadband	$2,667	$2,429	9.8%	$7,755	$7,177	8.1%
Legacy voice and data services	368	427	(13.8)%	1,147	1,332	(13.9)%
Other service and equipment	296	329	(10.0)%	919	1,011	(9.1)%
Total Operating Revenues	3,331	3,185	4.6%	9,821	9,520	3.2%

Operating Expenses
Operations and support	2,300	2,243	2.5%	6,810	6,723	1.3%
Depreciation and amortization	871	800	8.9%	2,589	2,351	10.1%
Total Operating Expenses	3,171	3,043	4.2%	9,399	9,074	3.6%
Operating Income	$160	$142	12.7%	$422	$446	(5.4)%

Operating Income Margin	4.8%	4.5%	30	BP	4.3%	4.7%	(40)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2023	2022	Change
Broadband Connections
Total Broadband and DSL Connections	13,887	14,055	(1.2)%
Broadband	13,710	13,796	(0.6)%
Fiber Broadband Connections	8,034	6,935	15.8%

Voice Connections
Retail Consumer Switched Access Lines	1,737	2,123	(18.2)%
Consumer VoIP Connections	2,035	2,409	(15.5)%
Total Retail Consumer Voice Connections	3,772	4,532	(16.8)%

Third Quarter	Percent	Nine-Month Period	Percent
2023	2022	Change	2023	2022	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(8)	(50)	84.0%	(104)	(105)	1.0%
Broadband Net Additions	15	(29)	—%	(43)	(49)	12.2%
Fiber Broadband Net Additions	296	338	(12.4)%	819	943	(13.1)%

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Operating Revenues
Wireless service	$672	$559		20.2%	$1,898	$1,583		19.9%
Wireless equipment	320	226		41.6%	944	700		34.9%
Total Segment Operating Revenues	992	785		26.4%	2,842	2,283		24.5%

Operating Expenses
Operations and support	837	684		22.4%	2,396	2,036		17.7%
Depreciation and amortization	184	164		12.2%	544	494		10.1%
Total Segment Operating Expenses	1,021	848		20.4%	2,940	2,530		16.2%
Operating Income (Loss)	$(29)	$(63)		54.0%	$(98)	$(247)		60.3%

Operating Income Margin	(2.9)%	(8.0)%	510	BP	(3.4)%	(10.8)%	740	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2023	2022		Change
Mexico Wireless Subscribers
Postpaid					5,085	4,854		4.8%
Prepaid					16,213	15,689		3.3%
Reseller					456	455		0.2%
Total Mexico Wireless Subscribers					21,754	20,998		3.6%

	Third Quarter			Percent	Nine-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Mexico Wireless Net Additions
Postpaid	55	19		—%	160	47		—%
Prepaid	17	267		(93.6)%	9	632		(98.6)%
Reseller	(7)	12		—%	(18)	(43)		58.1%
Total Mexico Wireless Net Additions	65	298		(78.2)%	151	636		(76.3)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,692	$11,795	$8,897	$2,134	$6,763
Business Wireline	5,221	3,526	1,695	1,345	350
Consumer Wireline	3,331	2,300	1,031	871	160
Total Communications	29,244	17,621	11,623	4,350	7,273
Latin America - Mexico	992	837	155	184	(29)
Segment Total	30,236	18,458	11,778	4,534	7,244
Corporate and Other
Corporate:
DTV-related retained costs	—	167	(167)	144	(311)
Parent administration support	(1)	333	(334)	1	(335)
Securitization fees	25	164	(139)	—	(139)
Value portfolio	90	25	65	5	60
Total Corporate	114	689	(575)	150	(725)
Certain significant items	—	716	(716)	21	(737)
Total Corporate and Other	114	1,405	(1,291)	171	(1,462)
AT&T Inc.	$30,350	$19,863	$10,487	$4,705	$5,782

September 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,278	$12,010	$8,268	$2,042	$6,226
Business Wireline	5,668	3,705	1,963	1,342	621
Consumer Wireline	3,185	2,243	942	800	142
Total Communications	29,131	17,958	11,173	4,184	6,989
Latin America - Mexico	785	684	101	164	(63)
Segment Total	29,916	18,642	11,274	4,348	6,926
Corporate and Other
Corporate:
DTV-related retained costs	—	235	(235)	139	(374)
Parent administration support	(6)	317	(323)	2	(325)
Securitization fees	15	103	(88)	—	(88)
Value portfolio	118	32	86	9	77
Total Corporate	127	687	(560)	150	(710)
Certain significant items	—	188	(188)	16	(204)
Total Corporate and Other	127	875	(748)	166	(914)
AT&T Inc.	$30,043	$19,517	$10,526	$4,514	$6,012

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$61,589	$35,587	$26,002	$6,355	$19,647
Business Wireline	15,831	10,699	5,132	4,008	1,124
Consumer Wireline	9,821	6,810	3,011	2,589	422
Total Communications	87,241	53,096	34,145	12,952	21,193
Latin America - Mexico	2,842	2,396	446	544	(98)
Segment Total	90,083	55,492	34,591	13,496	21,095
Corporate and Other
Corporate:
DTV-related retained costs	—	514	(514)	440	(954)
Parent administration support	(13)	1,039	(1,052)	4	(1,056)
Securitization fees	61	439	(378)	—	(378)
Value portfolio	275	77	198	16	182
Total Corporate	323	2,069	(1,746)	460	(2,206)
Certain significant items	—	644	(644)	55	(699)
Total Corporate and Other	323	2,713	(2,390)	515	(2,905)
AT&T Inc.	$90,406	$58,205	$32,201	$14,011	$18,190

September 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$60,279	$36,198	$24,081	$6,118	$17,963
Business Wireline	16,903	11,199	5,704	3,954	1,750
Consumer Wireline	9,520	6,723	2,797	2,351	446
Total Communications	86,702	54,120	32,582	12,423	20,159
Latin America - Mexico	2,283	2,036	247	494	(247)
Segment Total	88,985	56,156	32,829	12,917	19,912
Corporate and Other
Corporate:
DTV-related retained costs	8	634	(626)	408	(1,034)
Parent administration support	(24)	1,005	(1,029)	12	(1,041)
Securitization fees	48	263	(215)	—	(215)
Value portfolio	381	106	275	29	246
Total Corporate	413	2,008	(1,595)	449	(2,044)
Certain significant items	—	1,303	(1,303)	60	(1,363)
Total Corporate and Other	413	3,311	(2,898)	509	(3,407)
AT&T Inc.	$89,398	$59,467	$29,931	$13,426	$16,505